SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):      August 2, 2000
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


    Delaware                   1-7182                       13-2740599
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(State or Other              (Commission                 (I.R.S. Employer
Jurisdiction of              File Number)                Identification No.)
Incorporation)


4 World Financial Center, New York, New York                    10080
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:       (212) 449-1000
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of June 30, 2000 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain Merrill Lynch financial ratios for the periods presented.



Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
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         (c)    Exhibits
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                (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

                (99)  Additional Exhibits

                      (i) Preliminary Unaudited Consolidated Balance Sheet as of June 30, 2000

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH & CO., INC.
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                                                   (Registrant)



                                     By:  /s/ Thomas H. Patrick
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                                              Thomas H. Patrick
                                              Executive Vice President and
                                              Chief Financial Officer



Date:    August 2, 2000

                                  EXHIBIT INDEX

Exhibit No.    Description                                                Page
-----------    -----------                                                ----

   (12)        Computation  of Ratios of Earnings to Fixed Charges
               and Combined Fixed Charges and Preferred Stock Dividends    5

   (99)        Additional Exhibits

               (i)  Preliminary  Unaudited  Consolidated  Balance Sheet
                    as of June 30, 2000                                   6-7